Exhibit 10.2

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT OF DAVID CRINER

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”), effective as of November 15, 2007, is made by and between IMMUNOSYN CORPORATION, a Delaware corporation (the “Company”), and DAVID CRINER (the “Executive”).

WHEREAS, the parties hereto entered into an Employment Agreement, dated as of October 22, 2007 (the “Agreement”);

WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement;

WHEREAS, the parties desire to amend the Agreement as provided herein; and

WHEREAS, the parties desire the terms of this Amendment to be retroactive to the date of the Agreement.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows.

1.           Section 3(a) of the Agreement is hereby deleted and restated in its entirety, as follows:

“3.    (a)   Base Salary.  During the Term, the Company shall pay the Executive a base salary (“Base Salary”).  The Base Salary shall be Three Thousand Dollars ($3,000 USD) per month (or pro rata portion thereof) payable semi-monthly (less applicable taxes and withholdings) (if calculated on an annualized basis, such Base Salary would result in an annual salary of Thirty Six Thousand Dollars ($36,000.00 USD)).  The Base Salary shall be subject to annual review by the Board or the Compensation Committee thereof for discretionary periodic increases but not decreases.”

2.           Except as amended hereby, all of the terms and provisions of the Agreement shall remain in full force and effect.

3.           This Amendment may be executed in one or more counterparts and via facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the day and year first above written.

IMMUNOSYN CORPORATION
By:	/s/ Douglas McClain, Jr.
Name: Douglas McClain, Jr. Title: Chairman of the Board
/s/ David Criner
DAVID CRINER